Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I,  Hunter C. Smith, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Rhythm Pharmaceuticals, Inc. for the fiscal quarter ended March 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Rhythm Pharmaceuticals, Inc.

eith
/s/ Hunter C. Smith
Name: Hunter C. Smith
Title: Chief Financial Officer and Interim President and Chief Executive Officer (principal executive officer and principal financial officer)

May 4, 2020